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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 8, 2005
                                                       (September 7, 2005)

                              CONCORD CAMERA CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                                         13-3152196
----------------------------                          ------------------------
(State or other jurisdiction                            (I.R.S. Employer
 of incorporation)                                      Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 7, 2005, the Compensation and Stock Option Committee of the Board of Directors of Concord Camera Corp. ("Concord") approved, and on September 8, 2005, Concord and Ira B. Lampert entered into, an amendment, effective as of July 1, 2005, to Ira B. Lampert's Employment Agreement and Amended and Restated Supplemental Executive Retirement Plan and Agreement (the "SERP"). Mr. Lampert is the Chairman, Chief Executive Officer and President of Concord.

         As a result of the Amendment, Mr. Lampert's Term of Employment (as defined in the Employment Agreement) will, unless sooner terminated as provided in the Employment Agreement, terminate on July 1, 2009. In addition, as a result of the Amendment, Concord will no longer be obligated to make $500,000 annual contributions to Mr. Lampert's SERP. However, if a Change of Control (as defined in the Employment Agreement) occurs and Mr. Lampert remains employed by Concord following the Change of Control, in lieu of the $500,000 annual contribution which would have been made to the SERP, Concord will be obligated to pay Mr. Lampert $500,000 within 30 days after the date of the Change of Control and annually during the remaining Term of Employment on the first business day of each calendar year following a Change of Control. The Amendment was guaranteed by certain of Concord's subsidiaries.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Amendment No. 7 to the Employment Agreement and Amendment No. 1 to the Supplemental Executive Retirement Plan, dated as of July 1, 2005, by and between Concord and Ira B. Lampert.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CONCORD CAMERA CORP.


Date:  September 8, 2005             By:    /s/ Alan Schutzman
                                        ---------------------------------------
                                         Alan Schutzman
                                         Senior Vice President, General Counsel
                                             and Secretary



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